Exhibit 4.1.2

SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 40

Between

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

And

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

dated effective as of November 16, 2017

Supplemental to

Master First Mortgage Indenture,

Deed of Trust and Security Agreement

Amended, Restated and Effective as of December 15, 1999,

as further supplemented to date

In connection with

Series 2017A Secured Obligations

THIS INSTRUMENT GRANTS A SECURITY INTEREST IN A TRANSMITTING UTILITY.  THE ADDRESSES AND THE SIGNATURES OF THE PARTIES TO THIS INSTRUMENT ARE STATED ON THE SIGNATURE PAGES.  THE TYPES OF PROPERTY COVERED BY THIS INSTRUMENT ARE DESCRIBED IN SECTIONS 1.01 AND 1.02 OF THIS INSTRUMENT.  THIS INSTRUMENT CONTAINS AN AFTER‑ACQUIRED PROPERTY CLAUSE.  PROCEEDS AND PRODUCTS OF COLLATERAL ARE COVERED BY THIS INSTRUMENT.  FUTURE ADVANCES AND FUTURE OBLIGATIONS ARE SECURED BY THIS INSTRUMENT.  THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $5,000,000,000 AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO OTHER CREDITORS UNDER SUBSEQUENTLY FILED AND RECORDED MORTGAGES OR LIENS.

TAXPAYER IDENTIFICATION NUMBER 84‑0464189

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Attachment 1-A	Form of Note of Series 2017A Secured Obligations, Tranche 1
Attachment 1-B	Form of Note of Series 2017A Secured Obligations, Tranche 2
Exhibit A-33	Certain Additional Real Property
Exhibit B	List of Certain Contracts Subject to the Lien of the Indenture
Schedule I	Amended and Restated Schedule I to the Indenture
Exhibit E-31	Description of Series 2017A Secured Obligations
Exhibit H-34

Recording Data of the Original Indenture, the First Supplemental Indenture through the Twenty-fourth Supplemental Indenture, and the Twenty-sixth Supplemental Indenture through the Thirty-ninth Supplemental Indenture for the purpose of providing access to the full and complete descriptions of all property encumbered thereby (less any property released of record), and in the case of filings in Kansas, Nebraska, and Wyoming, full descriptions of property encumbered in Kansas, Nebraska, and Wyoming.  There is no Twenty-fifth Supplemental Indenture.

Third Amended and Restated New Mexico Rider, dated as of November 16, 2017

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SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 40

THIS SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 40, dated and effective as of November 16, 2017 (this “Fortieth Supplemental Indenture”), is between WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor through consolidation to Wells Fargo Bank West, National Association), a national banking association having a corporate trust office in Minneapolis, Minnesota and authorized to act as a corporate trustee in Colorado (the “Trustee”), and TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation organized and existing under the laws of the State of Colorado (the “Company”).

RECITALS

WHEREAS, the Company entered into the Master First Mortgage Indenture, Deed of Trust and Security Agreement, between the Company and the Trustee, amended, restated, and effective as of December 15, 1999 as previously amended and supplemented by thirty-eight supplemental indentures (collectively, the “Original Indenture”), for the purpose of providing for the issuance and securing of its senior secured debt thereunder; and

WHEREAS, pursuant to the 2017 Note Purchase Agreement and Sections 4.02 and 9.01(c) of the Original Indenture, the Company will issue certain promissory notes consisting of Series 2017A Notes, Tranche 1 (“Tranche 1”) and Series 2017A Notes, Tranche 2 (“Tranche 2”) (as more particularly described in Exhibit E-31 and Attachments 1-A and 1-B and together with any substitute note issued in exchange therefor pursuant to the 2017 Note Purchase Agreement and this Fortieth Supplemental Indenture, collectively, the “Series 2017A Notes”), payable to the Purchasers (as defined in the 2017 Note Purchase Agreement and identified in the Secured Obligation Register) and holders thereof as identified in the 2017 Note Purchase Agreement and the Secured Obligation Register, which are issued for the purpose of repaying a portion of the Company’s outstanding commercial paper balance and other general corporate purposes to be known as the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2017A (the “Series 2017A Secured Obligations”) and to further supplement the Original Indenture by this Fortieth Supplemental Indenture in order to authorize the Series 2017A Secured Obligations; and

WHEREAS, as permitted by Sections 2.02 and 2.12 of the Original Indenture, the Company will request that the Trustee authenticate the Series 2017A Notes as the Series 2017A Secured Obligations and deliver them to the Purchasers and holders thereof as identified in the 2017 Note Purchase Agreement and the Secured Obligation Register, and such Series 2017A Secured Obligations shall be entitled to the lien of the Indenture on a parity with all other Secured Obligations Outstanding under the Indenture; and

WHEREAS, the Company has proposed changes to the New Mexico Rider to the Original Indenture (the “Third Amended and Restated New Mexico Rider”) in order to address changes in New Mexico law and the Company has determined that consent of the Holders of the Secured Obligations is not required under Section 9.01(g) of the Indenture because the Third Amended and Restated New Mexico Rider corrects an outdated statement of New Mexico law and does not adversely affect the interests of the Holders of Secured Obligations in any material respects; and

WHEREAS, the Original Indenture has been filed of record in the official public records as described more particularly on Exhibit H-34 hereto; and

WHEREAS, in addition to the property described in the Original Indenture, the Company has acquired certain other property, rights and interests in property; and

WHEREAS, all acts and things necessary to make this Fortieth Supplemental Indenture the valid, legal, and binding obligation of the Company and to constitute these presents, together with the Original Indenture, a valid indenture and agreement according to its terms, having been done and performed, and the execution of this Fortieth Supplemental Indenture having in all respects been duly authorized, the Original Indenture as amended by this Fortieth Supplemental Indenture (as so amended, the “Indenture”) shall be amended and supplemented as follows:

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ARTICLE I – TRUST ESTATE

Section 1.01   Confirmation of Granting Clause.

The Company hereby confirms and ratifies each of the Granting Clauses contained in the Original Indenture in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Series 2017A Secured Obligations.

Section 1.02   Supplemental Grant.

Pursuant to Granting Clause Third of the Original Indenture and in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Secured Obligations from time to time Outstanding, including the Series 2017A Secured Obligations, and the performance of the covenants therein and in the Indenture contained, and to declare the terms and conditions on which the Series 2017A Secured Obligations are secured, and in consideration of the premises and of the acceptance of the Series 2017A Secured Obligations, by the Holders thereof, the Company by these presents does grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, to be held in trust, together with the Trust Estate described in the Original Indenture, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excluded Property and any Excepted Property (each as defined in the Indenture) hereinafter expressly excepted from the lien hereof, or any property which has been released or disposed of pursuant to the terms of the Indenture, and including, without limitation, all and singular the following:

All right, title and interest of the Company in and to the real property more particularly described in Exhibit A-33 attached hereto, which identifies the real property acquired by the Company and not previously described in the Original Indenture.

A security interest in the Equipment, Contract Rights, General Intangibles and Proceeds (each as defined in the Original Indenture) of the personal property acquired by the Company since the recording of the Thirty-ninth Supplemental Indenture; and in any funds, rights, rents, revenues and accounts receivable and general intangibles (including choses in action and judgments) arising under any contract subject to the lien of the Indenture all as described in GRANTING CLAUSE SECOND of the Indenture, acquired by the Company since the recording of the Thirty-ninth Supplemental Indenture.

ARTICLE II – DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION; NEW MEXICO RIDER

Section 2.01   Definitions of Words and Terms.

Words and terms used in this Fortieth Supplemental Indenture and not otherwise defined herein shall, except as otherwise stated, have the meanings assigned to them in the Original Indenture.

The following definitions shall be added to Section 1.01 of the Indenture in alphabetical order:

“2017 Note Purchase Agreement” shall mean that certain 2017 Note Purchase Agreement dated as of November 16, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time), between the Company and the various purchasers and holders of the notes as specified therein.

“Series 2017A Secured Obligations” shall mean the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2017A, designated on Exhibit E-31, authorized by the Original Indenture as amended and supplemented by the Fortieth Supplemental Indenture.

“Fortieth Supplemental Indenture” shall mean the Supplemental Master Mortgage Indenture No. 40, between the Company and the Trustee, dated effective as of November 16, 2017.

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Section 2.02    Amendment to Section 1.03 Notices, Etc., to Trustee and Company.

Section 1.03 of the Original Indenture shall be amended and restated in its entirety to read as follows: Unless otherwise expressly specified or permitted by the terms hereof, all communications, notices, requests, demands, authorizations, consents, waivers or Acts of Holders or other document provided, permitted or required by the Indenture shall be communicated in writing or by a telecommunications device capable of creating a written record, and any notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight, mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto or to such other address as either party hereto may from time to time designate:

If the Trustee:     Wells Fargo Bank, National Association

625 Marquette Ave., N9311-110

Minneapolis, MN 55402-2308

Telephone No.: 612-667-8485

Fax No.: 612-316-1014

If the Company:   Tri-State Generation and Transmission Association, Inc.

1100 West 116th Avenue

Westminster, Colorado 80234

Telephone: 303-452-6111

Fax No.: 303-254-6007

Attn: Chief Executive Officer

With a copy to the Senior Vice President and Chief

Financial Officer at the same address.

Section 2.03   New Mexico Rider.

Pursuant to Section 9.01(g) of the Indenture, the New Mexico Rider attached to the Original Indenture is hereby amended and restated in its entirety as the Third Amended and Restated New Mexico Rider and is hereby incorporated as attached hereto.

Section 2.04   Conflicts with Supplemental Indentures.

Supplemental Indentures may contain covenants which are different than the covenants of the Company contained in this Fortieth Supplemental Indenture provided that such covenants shall not conflict with the Original Indenture (except as permitted under Article IX of the Original Indenture).  Such covenants are intended to be supplemental hereto and the Company shall be obligated to comply with all covenants concerning any matter whether contained in a Supplemental Indenture or this Fortieth Supplemental Indenture so long as such Supplemental Indenture is in effect.

ARTICLE III – AUTHORIZATION AND TERMS OF THE SERIES 2017A SECURED OBLIGATIONS

Section 3.01   Authorization of Series 2017A Secured Obligations.

(a)The Company hereby authorizes the authentication of the Series 2017A Notes to be issued by the Company to the Purchasers (as defined in the 2017 Note Purchase Agreement and identified in the Secured Obligation Register), in the aggregate principal amount of $120,000,000.00, in a minimum denomination of $500,000 for each Series 2017A Note, of which (i) Tranche 1, to be dated as of December 12, 2017, shall mature on December 12, 2029 in the aggregate principal amount of $60,000,000.00 and bear interest at a rate of 3.34% per annum and (ii) Tranche 2, to be dated as of April 12, 2018, shall mature on December 12, 2029 in the aggregate principal amount of

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$60,000,000.00 and bear interest at a rate of 3.39% per annum.  Tranche 1 of the Series 2017A Notes shall be in the form attached as Attachment 1-A hereto and Tranche 2 of the Series 2017A Notes shall be in the form attached as Attachment 1-B hereto.  Tranche 1 and Tranche 2 of the Series 2017A Notes shall together constitute, in the aggregate, the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2017A.  The Holders of the Series 2017A Secured Obligations are the Purchasers and holders as specified in the 2017 Note Purchase Agreement and the Secured Obligation Register, and the Trustee shall, upon receipt of the documents set forth in Section 2.12 of the Original Indenture for each of Tranche 1 and Tranche 2 separately, execute a certificate of authentication to each such note which shall indicate that each such note is a Secured Obligation hereunder.  Pursuant to Section 2.05 of the Indenture, the Trustee is authorized to authenticate any new Series 2017A Note issued in exchange for an existing Series 2017A Note at the request of the holder pursuant to the 2017 Note Purchase Agreement.

(b)The Series 2017A Secured Obligations are being issued for the purpose of repaying a portion of the Company’s outstanding commercial paper balance and other general corporate purposes.  The terms of prepayment of such Series 2017A Secured Obligations shall be as set forth in the 2017 Note Purchase Agreement and the Series 2017A Secured Obligations.

(c)No Series 2017A Secured Obligations shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Series 2017A Secured Obligations or on an allonge thereto a certificate of authentication substantially in the form provided for herein executed by the Trustee or an authenticating agent by manual signature, and such certificate upon any Series 2017A Secured Obligations shall be conclusive evidence, and the only evidence, that such Secured Obligations have been duly authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

The Trustee's certificate of authentication for Series 2017A Secured Obligations shall be as set forth below:

Certificate of Authentication for Series 2017A Secured Obligations

(1)This instrument is a Secured Obligation under the terms of that certain Master First Mortgage Indenture, Deed of Trust and Security Agreement, as amended, restated and dated effective as of December 15, 1999, as amended (the "Master Indenture") and is secured thereunder on a parity with other Secured Obligations.

(2)In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations.

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By: _____________________________

Authorized Signatory

(d)Pursuant to Section 2.02(b) of the Original Indenture, attached as Attachment 1-A is the form of Tranche 1 of the Series 2017A Notes of the Series 2017A Secured Obligations and attached as Attachment 1-B is the form of Tranche 2 of the Series 2017A Notes of the Series 2017A Secured Obligations.  Also attached is Exhibit E-31, a description of the principal amount, maturity date, interest rate, and other terms of the Series 2017A Notes constituting the Series 2017A Secured Obligations.

Section 3.02   Persons Deemed Holder.

Subject to the terms of Section 1.02(h) of the Original Indenture, the Trustee shall look to the Secured Obligation Register to conclusively determine the owners or Holders of such Series 2017A Secured Obligations for all purposes of the Indenture.

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Section 3.03   Additional Secured Obligations to be Equally Secured.

Any series of Secured Obligations which may be authorized and issued pursuant to Article II of the Original Indenture shall be entitled to be secured under this Indenture equally and ratably with Secured Obligations theretofore issued and then Outstanding with no priority of any series of Secured Obligations over any other series of Secured Obligations (subject to subparagraph (b)(xi) of Section 2.02 of the Original Indenture).

Section 3.04   Registration, Transfer and Exchange.

The Series 2017A Secured Obligations shall be registered, exchanged, and replaced pursuant to Sections 2.05 and 2.06 of the Original Indenture.  The Company may change the place of registration of transfer and exchange of any of the Series 2017A Secured Obligations, and may designate one or more additional places for such registration and exchange, all at its discretion, pursuant to the Indenture.  Upon surrender for registration of transfer of any of the Series 2017A Secured Obligations, the Holder of such Series 2017A Secured Obligation shall provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations in connection with such transfer.  Nothing in this Section 3.04 shall require any Holder to provide information that is confidential or proprietary to such Holder unless the Trustee (as Paying Agent) is required to obtain such information under applicable law and, in such event, the Trustee shall treat any such information it receives as confidential.

Section 3.05   Payments on the Series 2017A Secured Obligations.

Payment on the Series 2017A Secured Obligations shall be made in the manner and in accordance with the 2017 Note Purchase Agreement and the Series 2017A Secured Obligations.  The Company hereby appoints, and Wells Fargo Bank, National Association hereby accepts its appointment to serve as the Paying Agent for the Series 2017A Secured Obligations, and the Place of Payment of the Series 2017A Secured Obligations shall be at the offices of the Paying Agent in Minneapolis, Minnesota.  The Company may remove the Paying Agent in accordance with Section 7.09 of the Original Indenture, which shall apply mutatis mutandis to the Paying Agent.

Section 3.06   Redemption and Prepayment.

The Series 2017A Secured Obligations shall be redeemable or prepayable in accordance with the terms of the instruments evidencing and relating to such Series 2017A Secured Obligations and the 2017 Note Purchase Agreement.

ARTICLE IV – SUPPLEMENTS TO CERTAIN EXHIBITS

Section 4.01   Supplements to Exhibits to Original Indenture.

Exhibit A attached to the Original Indenture, as previously supplemented, is hereby supplemented by Exhibit A-33 attached hereto.  Schedule I and Exhibit B to the Original Indenture are hereby amended and restated in their entirety to read as set forth in Schedule I and Exhibit B attached hereto.  Exhibit E attached to the Original Indenture, as previously supplemented, is hereby supplemented by Exhibit E-31 attached hereto.  Exhibit H-34 is hereby incorporated into the Indenture as attached hereto.  All Exhibits, Schedules, and Attachments to this Fortieth Supplemental Indenture are incorporated herein by reference.

ARTICLE V – REPRESENTATIONS AND WARRANTIES

Section 5.01   Representations and Warranties.

The Company represents and warrants that (a) it is duly authorized under the laws of the State of Colorado and all other applicable provisions of law to execute this Fortieth Supplemental Indenture and to issue the Series 2017A Secured Obligations, (b) all corporate action on the part of the Company required by its organizational documents and the Original Indenture to establish this Fortieth Supplemental Indenture and the Series 2017A Secured Obligations as a binding and enforceable obligation of the Company has been duly and effectively taken, and (c) all requirements of the Original Indenture, including but not limited to the requirements of Sections 2.02, 2.12, and 4.02, for the issuance and authentication of the Series 2017A Secured Obligations have been satisfied.

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Section 5.02   Covenants under the Original Indenture.

The Company confirms, covenants and agrees that so long as any Series 2017A Secured Obligations remain Outstanding, it will deliver to the Trustee all reports, opinions and other documents required by the Original Indenture to be submitted to the Trustee at the time said reports, opinions or other documents are required to be submitted to the Trustee, and that it will faithfully perform or cause to be performed at all times any and all covenants, agreements and undertakings required on the part of the Company contained in the Indenture and the Series 2017A Secured Obligations.  The Company further confirms its covenants and agrees with its undertakings in the Original Indenture.

ARTICLE VI – MISCELLANEOUS PROVISIONS

Section 6.01   Ratification of Indenture.

The Original Indenture as amended and supplemented by this Fortieth Supplemental Indenture is in all respects ratified and confirmed, except as to any liens created by the Original Indenture which have been heretofore released of record, and the Original Indenture as so amended and supplemented shall be read, taken and construed as one and the same instrument.  Except as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Original Indenture shall be deemed to be incorporated in, and made a part of, this Fortieth Supplemental Indenture.  All references to "this Indenture" or to "the Indenture" or to "hereunder" in the Indenture shall be to the Original Indenture, as amended and supplemented by this Fortieth Supplemental Indenture, and as otherwise amended and supplemented from time to time.  Except as amended and supplemented by this Fortieth Supplemental Indenture, and except as to any liens created by the Original Indenture which have heretofore been released of record, the Original Indenture remains in full force and effect and is hereby ratified in full by the parties hereto.

Section 6.02   Benefits of Indenture.

Nothing in this Fortieth Supplemental Indenture is intended to give any Person, other than the parties hereto and the Holders of Outstanding Secured Obligations and any Credit Provider to the extent provided herein, any benefit or any legal or equitable right, remedy or claim under this Fortieth Supplemental Indenture.

Section 6.03   Provisions of the Indenture to Control.

The provisions of Article VII of the Indenture shall control the terms under which the Trustee shall serve under this Fortieth Supplemental Indenture.

Section 6.04   Binding Effect.

All the covenants, stipulations, promises and agreements in this Fortieth Supplemental Indenture by or on behalf of the Company shall inure to the benefit of the parties hereto and the Holders, and shall bind their respective successors and assigns, whether so expressed or not.

Section 6.05   Severability Clause.

In case any provision in this Fortieth Supplemental Indenture or in any Secured Obligations shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.06   Execution in Counterparts.

This Fortieth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; and all of which shall together constitute but one and the same instrument.

Section 6.07   Governing Law.

This Fortieth Supplemental Indenture shall be construed and the rights and obligations of the parties hereunder enforced in accordance with and governed by the laws of the State of Colorado and applicable federal law, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable; (b) to the extent that perfection, priority and enforcement and the effect of perfection, priority and enforcement of the lien of this Fortieth Supplemental Indenture, notice and enforcement of remedies may be governed by the laws of any state other than the

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State of Colorado as provided by law (including but not limited to the applicable laws of the States); or (c) that the rights, duties, obligations, privileges and immunities of the Trustee shall be governed by the laws of the jurisdiction in which the corporate trust office of the Trustee is located.

Section 6.08   Effect of Headings and Table of Contents.

The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.09   Successors and Assigns.

All covenants and agreements in this Fortieth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.10   Entire Agreement.

This Fortieth Supplemental Indenture embodies the entire agreement among the parties hereto with respect to the subject matters hereof.

Section 6.11   Acceptance of Trust.

The Trustee hereby acknowledges and accepts the trusts granted hereby.

Section 6.12   Tax Information.

(a)So long as the Trustee serves as Paying Agent for the Series 2017A Secured Obligations, the Company shall (i) provide, upon request from the Trustee (as Paying Agent), information necessary to determine the nature of any income and whether any tax or withholding obligations apply for the Series 2017A Secured Obligations, (ii) acknowledge that the Trustee (as Paying Agent) has the right to withhold from any payments (without the Trustee as Paying Agent incurring liability) of the Series 2017A Secured Obligations if required by applicable law, and shall indemnify the Trustee from any liability in connection therewith, (iii) identify, upon request from the Trustee (as Paying Agent), the primary withholding agent responsible for tax information, reporting and withholdings for the Series 2017A Secured Obligations and (iv) confer upon the Trustee (as Paying Agent) the right to request tax forms and obtain copies from the party that requested the forms.  Nothing in this Section 6.12 shall require any Holder to provide information that is confidential or proprietary to such Holder unless the Trustee (as Paying Agent) is required to obtain such information under applicable law and, in such event, the Trustee shall treat any such information it receives as confidential.

(b)To the extent required by the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder, the Trustee (as Paying Agent), on behalf of the Company, shall report to the Holders and the Internal Revenue Service (i) the amount of “reportable payments,” if any, subject to the backup withholding during each year and the amount of tax withheld, if any, with respect to payments of the Series 2017A Secured Obligations and (ii) the amount of interest or amount treated as interest on the Series 2017A Secured Obligations.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Fortieth Supplemental Indenture to be duly executed by the persons thereunto duly authorized, as of the date and year first above written.

TRI-STATE GENERATION AND

TRANSMISSION ASSOCIATION, INC.,

as the Company

By/s/ Rick L Gordon____________

[SEAL]Rick L. Gordon

Chairman and President

Tri-State Generation and Transmission Association, Inc.

1100 W. 116th Avenue

Westminster, Colorado  80234

ATTEST:

By: /s/ Julie Kilty________

Julie Kilty

Secretary

STATE OF COLORADO)

)ss.

COUNTY OF ADAMS)

The foregoing instrument was acknowledged before me this 13th day of November, 2017, by Rick L. Gordon, Chairman and President of Tri-State Generation and Transmission Association, Inc.

Witness my hand and official seal.

/s/ Penny L McLaughlin

Notary Public

(Notary Seal)

My commission expires:  9/11/2018

Signature page for Supplemental Master Mortgage Indenture No. 40

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WELLS FARGO BANK,

NATIONAL ASSOCIATION,

as the Trustee

By:/s/ Maddy Hughes

Maddy Hughes

Vice President

Wells Fargo Bank, National Association

333 S. Grand Avenue

5th Floor, Suite 5A

Los Angeles, CA 90071

(California Acknowledgement Form Notarization appended)

Signature page for Supplemental Master Mortgage Indenture No. 40

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT	CIVIL CODE §1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)

County of Los Angeles )

On November 8, 2017, before me, Cecilia Garcia, Notary Public, personally appeared Maddy Hughes who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/ Cecilia Garcia
Signature of Notary Public

[NOTARIAL SEAL]

ATTACHMENT 1-A

Form of Promissory Note, Tranche 1

THIS NOTE IS BEING ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PURSUANT TO THE PRIVATE PLACEMENT EXEMPTION CONTAINED IN SECTION 4(a)(2) OF THE SECURITIES ACT.  THIS NOTE HAS NOT BEEN APPROVED OR DISAPPROVED AS TO FORM, CONTENT, ACCURACY OR ADEQUACY BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY OR COMMISSION.  NO RESALE OF THIS NOTE MAY BE MADE UNLESS THE PURCHASER COMPLIES WITH THE TRANSFER PROVISIONS OF THE NOTE PURCHASE AGREEMENT AND THE MASTER INDENTURE, AND UNLESS THE SERIES 2017A NOTES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE, INCLUDING WITHOUT LIMITATION THE EXEMPTION PROVIDED BY RULE 144A OF THE SECURITIES ACT RELATING TO RESALE OF THIS NOTE TO “QUALIFIED INSTITUTIONAL BUYERS” (AS SUCH TERM IS DEFINED THEREIN).

SERIES 2017A NOTE, TRANCHE 1, DUE DECEMBER 12, 2029

$[_________]    December 12, 2017

PPN [_______]

This Note is subject to the terms of the 2017 Note Purchase Agreement dated as of November 16, 2017, (as modified and supplemented and in effect from time to time, the “Note Purchase Agreement”), between the Company and the purchasers and holders party thereto (including the Purchaser).

FOR VALUE RECEIVED, TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation duly organized under the law of the State of Colorado (the “Company”), hereby promises to pay to [NAME OF PURCHASER] (the “Purchaser”) the principal sum of [DOLLAR AMOUNT] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of this Note), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Note Purchase Agreement, and to pay interest, in like money and funds (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid principal amount of this Note for the period commencing on the date hereof until this Note shall be paid in full, at a rate equal to three and 34/100 percent (3.34%) per annum, payable semiannually on each June 12 and December 12 commencing June 12, 2018, and at final maturity and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.34% per annum or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America as specified for the Purchaser in the Note Purchase Agreement, or by such other method or at such other address as the Purchaser shall have designated by written notice to the Company as provided in the Note Purchase Agreement.

This Note is one in a series of promissory notes referred to as Tranche 1, due December 12, 2029, of the First Mortgage Obligations, Series 2017A Notes (together, the “Series 2017A Notes”), in an aggregate amount of $120,000,000, issued pursuant to the Note Purchase Agreement, and consisting of two tranches, which Tranche 1, due December 12, 2029, in the aggregate amount of $60,000,000 and Tranche 2, due December 12, 2029, in the aggregate amount of $60,000,000.  Terms used but not defined in this Note have the respective meanings assigned to them in the Note Purchase Agreement and the Master Indenture (defined below).

The Note Purchase Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events pursuant to Section 18.2 thereof.  The Note Purchase Agreement also provides that no transfer of this Note may be made by the Purchaser unless the Purchaser either endorses hereon the amount of principal paid hereon and the last day to which interest has been paid, or surrenders this Note to the Company in exchange for a new Series 2017A Note pursuant to Section 2.05 of the Master Indenture described below.

The Series 2017A Notes are subject to prepayment at the option of the Company at any time, in whole or in part, by payment of 100% of the principal amount called for prepayment, together with interest accrued to the date of prepayment and any applicable Make-Whole Amount, pursuant to Section 8.9 of the Note Purchase Agreement.  The Tranche 1 Series 2017A Notes are also subject to mandatory prepayment on each December 12 commencing with December 12, 2025, at par and without any Make-Whole Amount or any premium, as provided in Section 8.8 of the Note Purchase Agreement.

This Note is a Secured Obligation under the terms of the Master First Mortgage Indenture, Deed of Trust and Security Agreement, Amended, Restated and Effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association), as Trustee, as previously amended by thirty-eight supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 40, effective as of November 16, 2017, which will be substantially in the form previously furnished to the Purchasers by the Company (as so supplemented and as further amended or supplemented according to its terms, the “Master Indenture”) and is secured thereunder on a parity with other Secured Obligations.  In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations in the manner specified in the Master Indenture.

This Note shall be governed by, and construed in accordance with, the law of the State of New York.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By__________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

Series 2017A Secured Obligations

(1)This instrument is a Secured Obligation under the terms of that certain Master First Mortgage Indenture, Deed of Trust and Security Agreement, as amended, restated and dated effective as of December 15, 1999, as amended (the "Master Indenture") and is secured thereunder on a parity with other Secured Obligations.

(2)In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations.

WELLS FARGO BANK, NATIONAL

ASSOCIATION, AS TRUSTEE

______________________By: _________________________________

DateAuthorized Signatory.

ATTACHMENT 1-B

Form of Promissory Note, Tranche 2

THIS NOTE IS BEING ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PURSUANT TO THE PRIVATE PLACEMENT EXEMPTION CONTAINED IN SECTION 4(a)(2) OF THE SECURITIES ACT.  THIS NOTE HAS NOT BEEN APPROVED OR DISAPPROVED AS TO FORM, CONTENT, ACCURACY OR ADEQUACY BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY OR COMMISSION.  NO RESALE OF THIS NOTE MAY BE MADE UNLESS THE PURCHASER COMPLIES WITH THE TRANSFER PROVISIONS OF THE NOTE PURCHASE AGREEMENT AND THE MASTER INDENTURE, AND UNLESS THE SERIES 2017A NOTES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE, INCLUDING WITHOUT LIMITATION THE EXEMPTION PROVIDED BY RULE 144A OF THE SECURITIES ACT RELATING TO RESALE OF THIS NOTE TO “QUALIFIED INSTITUTIONAL BUYERS” (AS SUCH TERM IS DEFINED THEREIN).

SERIES 2017A NOTE, TRANCHE 2, DUE DECEMBER 12, 2029

$[_________]April 12, 2018

PPN [_______]

This Note is subject to the terms of the 2017 Note Purchase Agreement dated as of November 16, 2017, (as modified and supplemented and in effect from time to time, the “Note Purchase Agreement”), between the Company and the purchasers and holders party thereto (including the Purchaser).

FOR VALUE RECEIVED, TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation duly organized under the law of the State of Colorado (the “Company”), hereby promises to pay to [NAME OF PURCHASER] (the “Purchaser”) the principal sum of [DOLLAR AMOUNT] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of this Note), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Note Purchase Agreement, and to pay interest, in like money and funds (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid principal amount of this Note for the period commencing on the date hereof until this Note shall be paid in full, at a rate equal to three and 39/100 percent (3.39%) per annum, payable semiannually on each June 12 and December 12 commencing June 12, 2018, and at final maturity and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.39% per annum or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, National Association from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America as specified for the Purchaser in the Note Purchase Agreement, or by such other method or at such other address as the Purchaser shall have designated by written notice to the Company as provided in the Note Purchase Agreement.

This Note is one in a series of promissory notes referred to as Tranche 2, due December 12, 2029, of the First Mortgage Obligations, Series 2017A Notes (together, the “Series 2017A Notes”), in an aggregate amount of $120,000,000, issued pursuant to the Note Purchase Agreement, and consisting of two tranches, which Tranche 1, due December 12, 2029, in the aggregate amount of $60,000,000 and Tranche 2, due December 12, 2029, in the

aggregate amount of $60,000,000.  Terms used but not defined in this Note have the respective meanings assigned to them in the Note Purchase Agreement and the Master Indenture (defined below).

The Note Purchase Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events pursuant to Section 18.2 thereof.  The Note Purchase Agreement also provides that no transfer of this Note may be made by the Purchaser unless the Purchaser either endorses hereon the amount of principal paid hereon and the last day to which interest has been paid, or surrenders this Note to the Company in exchange for a new Series 2017A Note pursuant to Section 2.05 of the Master Indenture described below.

The Series 2017A Notes are subject to prepayment at the option of the Company at any time, in whole or in part, by payment of 100% of the principal amount called for prepayment, together with interest accrued to the date of prepayment and any applicable Make-Whole Amount, pursuant to Section 8.9 of the Note Purchase Agreement.  The Tranche 2 Series 2017A Notes are also subject to mandatory prepayment on each December 12 commencing with December 12, 2025, at par and without any Make-Whole Amount or any premium, as provided in Section 8.8 of the Note Purchase Agreement.

This Note is a Secured Obligation under the terms of the Master First Mortgage Indenture, Deed of Trust and Security Agreement, Amended, Restated and Effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association), as Trustee, as previously amended by thirty-eight supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 40, effective as of November 16, 2017, which will be substantially in the form previously furnished to the Purchasers by the Company (as so supplemented and as further amended or supplemented according to its terms, the “Master Indenture”) and is secured thereunder on a parity with other Secured Obligations.  In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations in the manner specified in the Master Indenture.

This Note shall be governed by, and construed in accordance with, the law of the State of New York.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By__________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

Series 2017A Secured Obligations

(1)This instrument is a Secured Obligation under the terms of that certain Master First Mortgage Indenture, Deed of Trust and Security Agreement, as amended, restated and dated effective as of December 15, 1999, as amended (the "Master Indenture") and is secured thereunder on a parity with other Secured Obligations.

(2)In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations.

WELLS FARGO BANK, NATIONAL

ASSOCIATION, AS TRUSTEE

______________________By: _________________________________

DateAuthorized Signatory.

EXHIBIT A-33

to the Supplemental Master Mortgage Indenture No. 40

A full copy of the Fortieth Supplemental Indenture with the full Exhibit A-33 relevant to each individual state is being filed of record with the Secretary of State of each of the States of Arizona, Colorado, Kansas, Nebraska, New Mexico and Wyoming.  Counterparts of this Fortieth Supplemental Indenture that are being filed in counties in Arizona, Colorado, Kansas, Nebraska and Wyoming contain an Exhibit A-33 which identifies the fee owned property acquired by the Company and not previously described in the Original Indenture in that particular county and those easements acquired by the Company and not previously described in the Original Indenture in that particular county. In New Mexico, a notice of the recordings filed in the public utility filings of the New Mexico Secretary of State is filed in each appropriate New Mexico county.

Exhibit A-33 to Supplemental Master Mortgage Indenture No. 40

EXHIBIT B

November 16, 2017

Amended and Restated Exhibit B to the Indenture

(Supplemental Master Mortgage Indenture No. 40)

LIST OF CERTAIN CONTRACTS SUBJECT TO THE LIEN OF THE INDENTURE

I

1)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Big Horn Rural Electric Company, dated July 1, 2007.

2)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Carbon Power & Light, Inc., dated July 1, 2007.

3)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Central New Mexico Electric Cooperative, Inc., dated July 1, 2007.

4)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Chimney Rock Public Power District, dated July 1, 2007.

5)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Columbus Electric Cooperative, Inc., dated July 1, 2007.

6)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Continental Divide Electric Cooperative, Inc., dated July 1, 2007.

7)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Delta-Montrose Electric Association, dated November 1, 2001.

8)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Empire Electric Association, Inc., dated July 1, 2007.

9)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Garland Light & Power Company, dated July 1, 2007.

10)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Gunnison County Electric Association, Inc., dated July 1, 2007.

11)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and High Plains Power, Inc., dated July 1, 2007.

12)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and High West Energy, dated July 1, 2007.

13)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Highline Electric Association, dated July 1, 2007.

14)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Jemez Mountains Electric Association, Inc., dated July 1, 2007.

15)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and K.C. Electric Association, dated July 1, 2007.

16)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and La Plata Electric Association, Inc., dated July 1, 2007.

17)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and The Midwest Electric Cooperative Corporation, dated July 1, 2007.

18)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Mora-San Miguel Electric Cooperative, Inc., dated July 1, 2007.

19)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Morgan County Rural Electric Association, dated July 1, 2007.

20)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Mountain Parks Electric, Inc., dated July 1, 2007.

21)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Mountain View Electric Association, Inc., dated July 1, 2007.

22)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Niobrara Electric Association, Inc., dated July 1, 2007.

23)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Northern Rio Arriba Electric Cooperative, Inc., dated July 1, 2007.

24)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Northwest Rural Public Power District, dated July 1, 2007.

25)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Otero County Electric Cooperative, Inc., dated July 1, 2007.

26)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Panhandle Rural Electric Membership Association, dated July 1, 2007.

27)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Poudre Valley Rural Electric Association, Inc., dated July 1, 2007.

28)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Roosevelt Public Power District, dated July 1, 2007.

29)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and San Isabel Electric Association, Inc., dated July 1, 2007.

30)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and San Luis Valley Rural Electric Cooperative, Inc, dated July 1, 2007.

31)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and San Miguel Power Association, Inc., dated July 1, 2007.

32)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Sangre De Cristo Electric Association, Inc., dated July 1, 2007.

33)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Sierra Electric Cooperative, Inc., dated July 1, 2007.

34)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Socorro Electric Cooperative, Inc., dated July 1, 2007.

35)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Southeast Colorado Power Association, dated July 1, 2007.

36)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Southwestern Electric Cooperative, Inc., dated July 1, 2007.

37)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Springer Electric Cooperative, Inc., dated July 1, 2007.

38)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and United Power, Inc., dated July 1, 2007.

39)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Wheat Belt Public Power District, dated July 1, 2007.

40)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Wheatland Rural Electric Association, Inc., dated July 1, 2007.

41)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and White River Electric Association, Inc., dated July 1, 2007.

42)Contract for Wholesale Electric Service by and between Tri-State Generation and Transmission Association, Inc. and Wyrulec Company, dated July 1, 2007.

43)Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Y-W Electric Association, Inc., dated July 1, 2007.

II

Contract No. 87-LAO-134 for Loveland Area Projects Firm Electric Service, dated April 28, 1987, between Western Area Power Administration and Tri-State Generation and Transmission Association, Inc., as amended.

Contract No. 87-SLC-0025 for Salt Lake City Area Integrated Projects Firm Electric Service, dated March 9, 1989, between Western Area Power Administration and Tri-State Generation and Transmission Association, Inc. (as successor in merger to Plains Electric Generation and Transmission Cooperative, Inc.), as amended.

Contract No. 87-LAO-172 for Salt Lake City Area Integrated Projects Firm Electric Service, dated March 10, 1989, between Western Area Power Administration and Tri-State Generation and Transmission Association, Inc., as amended.

Power Purchase Agreement, dated November 9, 1989, between PacifiCorp and Tri-State Generation and Transmission Association, Inc., as amended.

Power Purchase Agreement, dated as of October 20, 2003, between Springerville Unit 3 Holding LLC and Salt River Project Agricultural Improvement and Power District, as amended.  Pursuant to the Participation Agreement identified below, Tri-State became a party (as assignee of Springerville Unit 3 Holding LLC) to this agreement on July 28, 2006.

Power Purchase Agreement, dated January 21, 2008, between Brush Cogeneration Partners and Tri-State Generation and Transmission Association, Inc., as amended.

Power Purchase Agreement, dated March 31, 2008, between Thermo Cogeneration Partnership LP. and Tri-State Generation and Transmission Association, Inc., as amended.

Solar Energy Purchase Agreement, dated February 23, 2009 between First Solar Cimarron I, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Energy Purchase Agreement, dated June 30, 2009, between Kit Carson Windpower, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Wind Energy Purchase Agreement, dated February 28, 2012, between Colorado Highlands Wind, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Energy Purchase Agreement for the Carousel Wind Farm, dated December 27, 2013, between Carousel Wind Farm, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Contract No. 14-RMR-2535 for Loveland Area Projects Firm Electric Service, dated January 9, 2015, between Western Area Power Administration and Tri-State Generation and Transmission Association, Inc., as amended.

Energy Purchase Agreement for the Twin Buttes II Wind Project, dated June 1, 2015, between Twin Buttes Wind II, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Energy Purchase Agreement for the San Isabel Solar Project, dated August 19, 2015, between San Isabel Solar, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Energy Purchase Agreement for the Alta Luna Solar Project, dated September 24, 2015, between TPE Alta Luna, LLC and Tri-State Generation and Transmission Association, Inc., as amended.

Wholesale Power Contract for the Western Interconnection, dated September 27, 2017, between Basin Electric Power Cooperative and Tri-State Generation and Transmission Association, Inc.

Second Amended and Restated Wholesale Power Contract for the Eastern Interconnection, dated September 27, 2017, between Basin Electric Power Cooperative and Tri-State Generation and Transmission Association, Inc.

Power and Transmission Services Agreement, dated April 15, 1992, among Tri-State Generation and Transmission Association, Inc., Public Service Company of Colorado, and PacifiCorp Electric Operations, as amended.

Product Sales Agreement between Tri-State Generation and Transmission Association, Inc., (as successor in merger to Plains Electric Generation and Transmission Cooperative, Inc.) and Durango McKinley Paper Company (f/k/a McKinley Paper Company), dated November 11, 1992, as amended.

III

San Juan Agreements

San Juan Unit 3 Purchase Agreement, dated June 1, 1994, between Century Power Corporation and Tri-State Generation and Transmission Association, Inc.

Assignment and Assumption Agreement, dated January 2, 1996, with Century Power Corporation.

Assignment and Amendment No. 2 to Assumption Agreement, dated January 2, 1996, with Century Power Corporation, Tucson Electric Power Company, and Southern California Public Power Authority.

Assignment and Assumption of Easement and License, dated January 2, 1996, with Century Power Corporation.

Assignment and Amendment No. 2, dated January 2, 1996, to Amended and Restated Interconnection Agreement, dated October 7, 1992, with Century Power Corporation, Tucson Electric Power Company, and Southern California Public Power Authority.

Restructuring Amendment Amending and Restating the Amended and Restated San Juan Project Participation Agreement Among Public Service Company of New Mexico; Tucson Electric Power Company; The City of Farmington, New Mexico; M-S-R Public Power Agency; The Incorporated County of Los Alamos, New Mexico; Southern California Public Power Authority; City of Anaheim; Utah Associated Municipal Power Systems; Tri-State Generation and Transmission Association, Inc.; and PNMR Development and Management Corporation, dated July 31, 2015 and effective January 31, 2016 (“Restructuring Amendment”).

New Exit Date Amendment Amending and Restating the Amended and Restated San Juan Project Participation Agreement Among Public Service Company of New Mexico; Tucson Electric Power Company; The City of Farmington, New Mexico; The Incorporated County of Los Alamos, New Mexico; and Utah Associated Municipal Power Systems all as parties; also signed by M-S-R Public Power Agency; Southern California Public Power Authority; City of Anaheim; and Tri-State Generation and Transmission Association, Inc., as exiting participants who will no longer be parties to the Participation Agreement; and also signed by PNMR Development and Management Corporation whose interest is being assigned to Public Service Company of New Mexico, dated September 1, 2017.

Craig Station Unit Nos. 1 and 2 Agreements

Yampa Project Amended and Restated Participation Agreement, dated March 9, 1992, among PacifiCorp, Public Service Company of Colorado, Platte River Power Authority, Salt River Project Agricultural Improvement and Power District, and Tri-State Generation and Transmission Association, Inc.

Amended and Restated Common Facilities Agreement, dated March 9, 1992, among Project Participants.

Laramie River Station Nos. 1, 2 and 3 Agreements

Missouri Basin Power Project Laramie River Electric Generating Station and Transmission System Participation Agreement, effective May 25, 1977, among the Missouri Basin Power Project Participants, as amended.

Missouri Basin Power Project Laramie River Electric Generating Station and Transmission System Operating Supplement, dated November 15, 1979, among the Missouri Basin Power Project Participants, as amended.

Missouri Basin Power Project Laramie River Electric Generating Station and Transmission System Power and Energy Sales Supplement, dated January 25, 1982, among the Missouri Basin Power Project Participants, as amended.

Agreement between Tri-State Generation and Transmission Association, Inc. and Basin Electric Power Cooperative for Operation, Maintenance and Dispatching of Certain Transmission Facilities of the Missouri Basin Power Project, dated May 9, 1990, as amended.

Algodones Agreement

Algodones Participation Agreement Between Public Service Company of New Mexico and Tri-State Generation and Transmission Association, Inc., dated effective July 1, 2000, as amended.

Springerville Unit No. 3

Springerville Project Agreement dated as of April 15, 1987, among Tucson Electric Power Company, San Carlos Resources Inc., Tri-State Generation and Transmission Association, Inc. and Springerville Four, LLC, as amended.

Participation Agreement dated as of October 21, 2003 among Tri-State Generation and Transmission Association, Inc., as Construction Agent and as Lessee, Wells Fargo Delaware Trust Company, not in its individual capacity, except as expressly provided herein, but solely as Independent Manager, Springerville Unit 3 Holding LLC, as Owner Lessor, Springerville Unit 3 OP LLC, as Owner Participant, and Wilmington Trust Company, not in its individual capacity but solely as Series A Pass Through Trustee and Series B Pass Through Trustee and as Indenture Trustee.

Support and Operating Agreement by and between Springerville Unit 3 Holding LLC, as Owner of the Springerville Expansion Project – Unit 3 and Tucson Electric Power Company, as Owner, Lessee and Operator of the Springerville Generation Station, dated as of October 20, 2003, as amended.  Pursuant to the Participation Agreement identified above, Tri-State became a party (as assignee of Springerville Unit 3 Holding LLC) to this agreement on July 28, 2006.

Shared Facilities Agreement, dated as of October 20, 2003, by and between Springerville Unit 3 Holding LLC and Springerville Four, LLC, as amended.  Pursuant to the Participation Agreement identified above, Tri-State became a party (as assignee of Springerville Unit 3 Holding LLC) to this agreement on July 28, 2006.

Springerville Units 3 & 4 Shared Improvements Agreement, dated as of December 1, 2010, by and between Salt River Project Agricultural Improvement and Power District and Tri-State Generation and Transmission Association, Inc., as amended.

SCHEDULE I

November 16, 2017

Amended and Restated Schedule I to the Indenture

(Supplemental Master Mortgage Indenture No. 40)

Restricted Subsidiaries, as defined in the Indenture, as of November 16, 2017:

None.

Subsidiaries, as defined in the Indenture, as of November 16, 2017:

(a)	Elk Ridge Mining and Reclamation, LLC
(b)	Axial Basin Coal Company
(c)	Taylor Creek Holding Company
(d)	Colowyo Coal Company L.P.
(e)	Jones Lateral Ditch Company
(f)	Swede Lateral Ditch Company
(g)	Carson Lateral Ditch Company
(h)	Catholic Lateral Ditch Company
(i)	Holly Lateral Ditch Company
(j)	Crowley Lateral Ditch Company
(k)	Neumeister Lateral Ditch Company
(l)	Springerville Unit 3 Partnership LP
(m)	Springerville Unit 3 OP LLC
(n)	Springerville Unit 3 Holding LLC
(o)	JMSGEN IGP, LLC
(p)	JMSGEN ILP, LLC
(q)	Thermo Cogeneration Partnership, L.P.
(r)	Greenhouse Holdings, LLC

Equity to Capitalization Ratio:

For purposes of Section 4.04 “Distribution of Patronage Capital”, Section 4.10 “Disposition of Property”, Section 4.17 “The Restricted Group”, Section 4.22 “Equity to Capitalization Ratio”, and definition of “Excluded Property” the applicable Equity to Capitalization Ratio shall be as follows:

Ratio

2008-201514%

2016 and thereafter18%

DSR Percentage:

For purposes of the definition of “DSR Percentage”, the applicable DSR Percentage shall be as follows:

Percentage

2009104%

2010-2011105%

2012-2013107%

2014 and thereafter110%

Schedule I

EXHIBIT E-31

Description of the Secured Obligations Under This Indenture

On the Date of Execution and Delivery of this Indenture

Tri-State Generation and Transmission Association, Inc. Electric System

Secured Obligations Series 2017A (2017 Note Purchase Agreement)

Note No.	Execution Date	Stated Principal Amount	Interest Rate(s)	Stated Maturity Date

Tranche 1 Promissory Note	12/12/2017	$60,000,000.00	3.34%	12/12/2029
Tranche 1 Promissory Note	4/12/2018	$60,000,000.00	3.39%	12/12/2029

E-31

EXHIBIT H-34

to the Supplemental Master Mortgage Indenture No. 40

A full copy of the Fortieth Supplemental Indenture with the full Exhibit H-34 relevant to each individual state is being filed of record with the Secretary of State of each of the States of Arizona, Colorado, Kansas, Nebraska, New Mexico and Wyoming.  Counterparts of this Thirty-ninth Supplemental Indenture that are being filed in counties in Arizona, Colorado, Kansas, Nebraska and Wyoming contain an Exhibit H-34 which identifies the recording data of the Original Indenture, the First Supplemental Indenture through the Twenty-fourth Supplemental Indenture, and the Twenty-sixth Supplemental Indenture through the Thirty-ninth Supplemental Indenture for the purpose of providing access to the full and complete descriptions of all property encumbered thereby (less property released of record) and in the case of filings in Kansas, Nebraska and Wyoming, full descriptions of property encumbered in Kansas, Nebraska and Wyoming.  In New Mexico, a notice of the recordings filed in the public utility filings of the New Mexico Secretary of State is filed in each appropriate New Mexico county.  There is no Twenty-fifth Supplemental Indenture.

Exhibit H-34 cover page to Supplemental Master Mortgage Indenture No. 40

EXHIBIT H-34

RECORDING INFORMATION FOR

____________ COUNTY, [STATE]

County	Document	Recording Information	Date of Recording
Original Indenture
Supplement 1
Supplement 2
Supplement 3
Supplement 4
Supplement 5
Supplement 6
Supplement 7
Supplement 8
Supplement 9
Supplement 10
Supplement 11
Supplement 12
Supplement 13
Supplement 14
Supplement 15
Supplement 16
Supplement 17
Supplement 18
Supplement 19
Supplement 20
Supplement 21
Supplement 22
Supplement 23
Supplement 24
Supplement 26*
Supplement 27
Supplement 28
Supplement 29
Supplement 30
Supplement 31
Supplement 32
Supplement 33
Supplement 34
Supplement 35
Supplement 36
Supplement 37
Supplement 38
Supplement 40

*Supplement 25 was skipped and will not be used.

THIRD AMENDED AND RESTATED

NEW MEXICO RIDER TO MASTER FIRST MORTGAGE

INDENTURE, DEED OF TRUST AND SECURITY AGREEMENT

FROM TRI-STATE GENERATION AND TRANSMISSION

ASSOCIATION, INC., TO WELLS FARGO BANK, NATIONAL ASSOCIATION,

(as successor through consolidation to Wells Fargo Bank West, National Association), AS TRUSTEE ("NEW MEXICO RIDER")

Capitalized terms appearing in this New Mexico Rider shall have the meanings ascribed to them in the attached Indenture.  This New Mexico Rider shall be deemed a part of the Indenture, as it amends and restates the Prior Mortgage, as well as a part of the Prior Mortgage, as amended and restated by the Indenture.  References to the Indenture shall comprehend this Rider.  Notwithstanding anything to the contrary elsewhere in the Indenture, as to the Trust Estate located in the State of New Mexico, the following shall apply:

(a)New Mexico Deed of Trust Limitations on Trustee Power of Sale as to Certain Real Property.

(i)  As to any real property subjected to the lien of the Indenture prior to the effective date of Laws Chapter 32 § 1 on May 17, 2006, this Indenture is not a "deed of trust" within the scope of the New Mexico Deed of Trust Act, NMSA 1978, §§ 48-10-1 to 48-10-21 (as amended 1998).  As to any such property encumbered prior to May 16, 2006, it is a deed of trust by way of mortgage within the scope of NMSA 1978, § 47-1-39 (1947). The right of the Trustee, Mortgagees and Holders of Secured Obligations to foreclose any real property subjected to this Indenture as a mortgage under New Mexico law prior to May 17, 2006 is affirmed and is in no way impaired, and such foreclosure or enforcement and any foreclosure sale shall be conducted pursuant to, and in accordance with, applicable law for foreclosure of mortgages.

(ii)   As to any real property subjected to the lien of the Indenture on the effective date of Laws 2006, Chapter 32 § 1 on May 17, 2006 and thereafter, this Indenture is a "deed of trust" within the scope of the New Mexico Deed of Trust Act, NMSA 1978, §§ 48-10-1 to 48-10-21 (as amended 2006 and thereafter).  The power of sale granted in the Indenture as to any real property subjected to the lien of the Indenture on and after May 17, 2006, and the designation of the Trustee and/or any Mortgagee or Holder of Secured Obligations as the Company's attorney-in-fact for purposes of effecting transfers of property pursuant to any such power of sale or other power, and the provisions of the Indenture permitting the Trustee or any Mortgagee or Holder of Secured Obligations to exercise a power of sale or to dispose of any of the Trust Estate through a Trustee's sale,   as provided in the New Mexico Deed of Trust Act, or optionally by foreclosure as a mortgage, among other things, are effective  in the State of New Mexico.

(b)Grant with Mortgage Covenants and Upon Statutory Mortgage Condition.  The following is added to line 7 of the fourth grammatical paragraph on page 2, immediately after the comma following the word "Trustee":  "except as otherwise provided in this Indenture, with mortgage covenants and upon the statutory mortgage condition, for the breach of which this Indenture is subject to foreclosure as provided by law," followed by a comma.

(c)Effect of Restatement.  The following is added at the end of Section 1.13:

This Indenture is intended only as an amendment and restatement, and not a novation, of the Prior Mortgage.  In executing this Indenture, the Company acknowledges and reaffirms its obligations under the Prior Mortgage, as amended and restated in the Indenture, and it acknowledges and reaffirms the continuation in effect of the lien of the Prior Mortgage, by the Indenture.

New Mexico Rider

Supplement 40

November 16, 2017

(d)The following provision is added as a new Section 1.15 immediately preceding Article II:

Section 1.15    Information About Documents Referred To.  Information concerning, and copies of, any documents referred to in the Indenture, may be obtained from the Trustee at the address specified for it in Section 1.03 of the Indenture.

(e)Maximum Amount Secured.  Section 2.01 is amended to add the following at the end:

The maximum amount secured by the lien of this Indenture shall not at any one time exceed the maximum principal sum of $5,000,000,000.00, plus interest thereon.  This statement of the maximum amount secured is made only to comply with NMSA 1978, § 48-7-9 (1975) and does not in any way imply that any Mortgagees or Holders are obligated at any time to make any future advances to the Company or to lend all or any part of such maximum amount to the Company.  All or any part of such maximum amount secured may from time to time be advanced to and repaid by the Company, and the statement of such maximum amount limits, pursuant to NMSA 1978, § 48-7-9 (1975), only the amount which shall at any time be secured hereunder.

(f)The following provision is added as a new Section 2.13:

Section 2.13    Financing Statement/Fixture Filing.  In addition, information concerning the Secured Obligations, as well as information concerning the security interests granted under this Indenture or otherwise in connection with the Secured Obligations, may be obtained from the Trustee at its address set forth in Section 1.03 of the Indenture.  A mailing address of the debtor is also set forth in Section 1.03 of the Indenture.  A carbon, photographic or other reproduction of this Indenture or of a security agreement or a financing statement is sufficient as a financing statement.  This Indenture secures an obligation incurred for the construction of an improvement on land, including the acquisition cost of the land, and is a construction mortgage, within the meaning of NMSA 1978, § 55-9- 334(h) (2001), as amended from time to time.  This Indenture is effective as a financing statement and as a financing statement filed as a fixture filing.  The Company, as debtor, is a transmitting utility.  Upon the filing of the Indenture as a financing statement, the foregoing statement satisfies the requirement for a financing statement to remain effective until a termination statement is filed, set forth in NMSA 1978, § 55-9-515(f) (2002), as follows:  "If a debtor is a transmitting utility and a filed initial financing statement so indicates, the financing statement is effective until a termination statement is filed."

The Indenture shall be deemed amended consistent with, and in such a manner as to implement, the foregoing, insofar as it affects the Trust Estate in New Mexico.

New Mexico Rider

Supplement 40

November 16, 2017